FIRST AMENDMENT TO
                            AGREEMENT OF PARTNERSHIP
                        PW/GEODYNE NPI PARTNERSHIP P-3

       The Agreement of Partnership of PW/Geodyne NPI Partnership P-3 dated February 13, 1989 (the "Agreement") is hereby amended as follows:

       A. The first sentence of Section 2.1 is hereby deleted and replaced by the following provision:

       "The NPI Partnership shall be conducted under the name Geodyne NPI Partnership P-3."

       B. All references in the Agreement to "PW/Geodyne NPI Partnership P-3" are hereby changed to "Geodyne NPI Partnership P-3".

       C. The third sentence of Section 2.1 is hereby deleted and replaced by the following provision:

       "The office and principal place of business of the NPI Partnership shall be c/o Geodyne Energy Company, Two West Second, Tulsa, Oklahoma 74103."

       D. The name of the "General Partner" and the "Limited Partnership" reflected in Article One has been changed from "PaineWebber/Geodyne Institutional/Pension Energy Income Limited Partnership P-3" to "Geodyne Institutional/Pension Energy Income Limited Partnership P-3". All references in the Agreement to the name of the "General Partner" and the "Limited Partnership" are hereby changed to reflect this name change. This change reflects a name change only and not a change of entity.

       In all other respects the Agreement is hereby ratified and affirmed.

 DATED:    February 26, 1993
                                         Managing Partner:

                                         Geodyne Energy Company

                                         /s/ Michael E. Luttrell
                                         ----------------------------------
                                         Michael E. Luttrell
                                         Executive Vice President


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                                         General Partner:

                                         Geodyne Institutional/Pension
                                         Energy Income Limited
                                         Partnership P--3
                                         By:  Geodyne Properties, Inc.,
                                              General Partner


                                              /s/ Michael E. Luttrell
                                              -----------------------------
                                              Michael E. Luttrell,
                                              Executive Vice President



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